UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020

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JOUNCE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37998	45-4870634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 259-3840

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JNCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02.  Termination of a Material Definitive Agreement.
On June 1, 2020, Jounce Therapeutics, Inc. (the "Company") received from Celgene Corporation ("Celgene Corp."), a Bristol Myers Squibb company, a notice of termination (the "Notice") of the License Agreement, effective as of July 22, 2019, by and among the Company, on the one hand, and Celgene Corp. and Celgene RIVOT LLC (“Celgene RIVOT,” and together with Celgene Corp., collectively, “Celgene”), on the other hand (the “Agreement”). As part of its Celgene integration process, Bristol Myers Squibb is streamlining its pipeline and addressing areas of overlap. As a result, Bristol Myers Squibb notified the Company of the termination of the Agreement. Under the Agreement, the Company had granted Celgene a worldwide and exclusive license to develop, manufacture and commercialize JTX-8064, certain derivatives thereof and any antibody or other biologic controlled by the Company as of July 22, 2019 that is specifically directed to the Leukocyte Immunoglobulin Like Receptor B2 (LILRB2) on macrophages. In addition, under the Agreement, Celgene paid the Company a $50 million non-refundable license fee and had agreed to pay the Company potential clinical and regulatory milestone payments up to an aggregate total of $180.0 million and potential sales milestone payments up to an aggregate total of $300.0 million.
The termination of the Agreement is effective as of June 3, 2020 (the "Termination Date"). From and after the Termination Date, the Company will have sole worldwide rights to JTX-8064, and no party will have any further financial or service obligations to one another beyond transition costs and efforts. All intellectual property rights of the Company pertaining to JTX-8064 and licensed to Celgene have been reacquired by the Company.

Celgene Switzerland LLC, an affiliate of Celgene, reported that it holds 3,456,463 shares of the Company’s common stock on a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOUNCE THERAPEUTICS, INC.

Date: June 4, 2020	By:	/s/ Kim C. Drapkin
Kim C. Drapkin
Treasurer and Chief Financial Officer